                                 EXHIBIT 10.36



                               FOUNDRY AGREEMENT

                                    BETWEEN

                         DIGITAL EQUIPMENT CORPORATION

                                      AND

                         ADVANCED MICRO DEVICES,  INC.


     CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               TABLE OF CONTENTS
SECTION 1 - DEFINITIONS.....................................................  1
SECTION 2 - NATURE OF THIS AGREEMENT........................................  3
SECTION 3 - DEVELOPMENT PROCEDURE...........................................  4
SECTION 4 - DEVICE QUALIFICATION............................................  5
SECTION 5 - PRODUCTION......................................................  6
SECTION 6 - OWNERSHIP AND LICENSES..........................................  8
SECTION 7 - MASK WORKS RIGHTS...............................................  9
SECTION 8 - PURCHASE ORDERS AND FORECASTS...................................  9
SECTION 9 - PAYMENT......................................................... 10
SECTION 10 - DELIVERY AND ACCEPTANCE........................................ 11
SECTION 11 - TERM AND TERMINATION........................................... 12
SECTION 12 - WARRANTY AND INDEMNITY......................................... 13
SECTION 13 - CONFIDENTIALITY................................................ 15
SECTION 14 - FORCE MAJEURE.................................................. 17
SECTION 15 - PARTIAL INVALIDITY............................................. 17
SECTION 16 - NOTICES........................................................ 17
SECTION 17 - NON-WAIVER..................................................... 18
SECTION 18 - NON-ASSIGNABILITY/TRANSFERABILITY.............................. 19
SECTION 19 - SECTION HEADINGS............................................... 19
SECTION 20 - GOVERNING LAW.................................................. 19
SECTION 21 - PUBLICITY...................................................... 19
SECTION 22 - ENTIRE AGREEMENT............................................... 19
SECTION 23 - LIMITATION OF LIABILITY........................................ 19
EXHIBIT A  DEVICES AND DEVICE SPECIFICATIONS................................ 21
EXHIBIT B  SECTION 1:  DEVICE TRANSFER AND QUALIFICATION PLAN
           SECTION 2:  DEVICE TECHNOLOGY PACKAGE............................ 22
EXHIBIT C  QUALIFIED PROCESS(ES) SPECIFICATION
           PRODUCT QUALIFICATION SPECIFICATION.............................. 23
EXHIBIT D  WAFER ACCEPTANCE CRITERIA........................................ 24
EXHIBIT E  PAYMENT CALCULATION.............................................. 26
EXHIBIT F  [CONFIDENTIAL INFORMATION OMITTED AND FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE
           COMMISSION]...................................................... 28

                                    DEC-AMD

                               FOUNDRY AGREEMENT

This Foundry Agreement, together with the Exhibits referenced herein and attached hereto ("Agreement") is between Digital Equipment Corporation, a Massachusetts corporation having a principal place of business of 146 Main Street, Maynard, Massachusetts, 01754 and all of its majority owned subsidiaries ("DIGITAL") and Advanced Micro Devices, Inc., a Delaware corporation having a principal place of business at 901 Thompson Place, P.O. Box 3453, Sunnyvale, California, 94088-3453 and all of its majority owned subsidiaries ("AMD").

WHEREAS, AMD has developed certain technology relating to microprocessors; and

WHEREAS, DIGITAL is, among other things, in the business of designing, developing, manufacturing and selling computer systems and associated software, and components thereof, including semiconductor integrated circuits; and

WHEREAS, DIGITAL has also developed manufacturing processes, capabilities and foundry capabilities to produce silicon wafers containing integrated circuit die for microprocessors designed and laid out by other parties, such as AMD; and

WHEREAS, DIGITAL and AMD desire to enter into this Agreement for the manufacture by DIGITAL of microprocessor wafers containing AMD microprocessor technology for AMD;

IN CONSIDERATION of the mutual promises in this Agreement, the parties agree as follows:

SECTION 1 - DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 DEVICE shall mean a fully qualified, semiconductor integrated circuit, embodying a specific unique design provided to DIGITAL by AMD which corresponds to an AMD microprocessor product and which has successfully completed Product Qualification. The different types and speed classes of microprocessors to be produced under this Agreement are set forth in Exhibit A as amended from time to time.

1.2 INTELLECTUAL PROPERTY RIGHTS shall mean all PATENTS, TRADE SECRETS, COPYRIGHTS, MASK WORKS RIGHTS AND KNOW-HOW which have been, or will be, acquired or otherwise secured by either party before or during the TERM of this Agreement, throughout the world:

      1.2.1 PATENTS shall mean all right, title and interest in and to all Letters Patent and applications for Letters Patent, Industrial Models, Industrial Designs, Petty Patents, Patents of Importation, Utility Models, Certificates of Invention, and other indicia of invention ownership, including any such rights granted upon any reissue, division, continuation or continuation-in-part applications now or hereafter filed; and

      1.2.2 TRADE SECRETS shall mean all right, title and interest in and to all trade secret rights arising under the common law, state law, federal law or the laws of any foreign country; and

      1.2.3 MASK WORKS RIGHTS shall mean all right, title and interest in and to all MASK WORKS as MASK WORKS are defined in Section 901(a) (2) of the Semiconductor Chip Protection Act of 1984.

      1.2.4 COPYRIGHT RIGHTS shall mean all right, title and interest in and to all copyright rights and all other literary property and author rights; and

      1.2.5 KNOW-HOW shall mean all right, title and interest in and to all know-how and show-how.

1.3   LOT shall mean twenty four (24) WAFER starts.

1.4 WAFER shall mean the six inch (6") diameter or six inch (6") diameter equivalent silicon wafers produced by DIGITAL for AMD.

1.5 QUALIFIED PROCESS(ES) shall mean DIGITAL's CMOS process(es), with modification, if any, made by DIGITAL with the mutual agreement of the parties, which has been demonstrated to meet the objective reliability and quality specifications referred to as AMD process qualification specification as set forth in Exhibit C.

1.6 PRODUCT QUALIFICATION shall mean the determination that DEVICES manufactured in the QUALIFIED PROCESS(ES) meet the objective criteria and specification for the DEVICE as specified in AMD's PRODUCT QUALIFICATION specification set forth in Exhibit C.

1.7 MASK WORK shall mean any mask set or work created and produced by or for DIGITAL and utilized in the fabrication of a DEVICE, and shall include both physical mask works, e.g., reticles, and any electronic form of a mask work, originally created by DIGITAL from information, data bases or the like provided by AMD to DIGITAL in the TECHNOLOGY PACKAGE.

1.8 AMD DEVICE SPECIFICATION shall mean the document which shall define the specific function, electrical, timing, mechanical, environmental, reliability and other requirements of a DEVICE.

1.9 TERM shall mean the period of time during which this Agreement is in effect. Such period shall commence upon the execution of this Agreement by both parties.

1.10 SEMICONDUCTOR CHIP PROTECTION LAW(S) shall mean the Semiconductor Chip Protection Act of 1984 in the United States and any associated regulations and any amendments or revisions to such law or regulations, or any corresponding law and regulations in a country other than the United States.

1.11 PREQUALIFICATION DEVICE shall mean a DEVICE produced by DIGITAL on the line upon which it intends to produce the DEVICE, but prior to final qualification of the DEVICE. A PREQUALIFICATION DEVICE must meet all of the requirements of the applicable requirements of the applicable AMD GENERAL SPECIFICATION, with the exception of environmental and reliability requirements and other requirements which are being tested during qualification.

1.12 TECHNOLOGY PACKAGE shall mean (i) layout design data bases utilized for the creation of a DEVICE, (ii) DEVICE specific test programs/patterns for wafer functional and electrical test, (iii) DEVICE specific electrical and probe information, and (iv) logic/circuit schematics as the parties shall agree are necessary for DIGITAL to convert layout designs for fabrication in the QUALIFIED PROCESS(ES) and/or to complete any agreed upon design modifications, or alternatively a mechanism to verify electrical and logical correctness of the data base conversion and/or design modifications.

1.13 CONFIDENTIAL INFORMATION shall mean the confidential and proprietary information of either party marked as such and treated in accordance with the provisions of Section 13, CONFIDENTIAL INFORMATION.

1.14 PROTOTYPE shall mean a preliminary form of a DEVICE which is fabricated for the purpose of functional and electrical verification. A PROTOTYPE is not warranted for other than workmanship.

1.15 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] .

SECTION 2 - NATURE OF THIS AGREEMENT

2.1 This Agreement shall constitute the basic terms and conditions which can be used for the production of multiple DEVICES.

2.2 For each DEVICE transaction, as may occur, the parties will separately negotiate the schedules, terms, conditions, development processes and the like of an Exhibit A, an Exhibit B, and an Exhibit C, as appropriate. Each such Exhibit A, Exhibit B, and Exhibit C, as appropriate, shall, become amendments to this Agreement.

SECTION 3 - DEVELOPMENT PROCEDURE

3.1 DIGITAL, with such participation and cooperation from AMD as the parties shall agree is appropriate, and as set forth in the pertinent Exhibit B, shall produce an electronic data base from which physical MASK WORKS (reticles) for its fabrication process, can be produced, and shall produce or have produced on AMD's behalf such physical MASK WORKS (reticles). The process for DIGITAL to produce such MASK WORKS (and for AMD's participation in such process, if any) from the information in the TECHNOLOGY PACKAGE for a given DEVICE shall be defined in its appropriate Exhibit B. Exhibit B for each DEVICE shall define,
(1) the specific elements of the TECHNOLOGY PACKAGE needed to be provided by AMD to DIGITAL, or access to the results of the utilization of which are needed to be provided by AMD to DIGITAL, to convert an AMD DEVICE electronic layout design data base to DIGITAL's fabrication process design rules and parameters, and fabricate PROTOTYPES and

PREQUALIFICATION DEVICES and DEVICES, (2) a set of Milestone events in the DIGITAL layout design development process, with assignments for which party or parties will be responsible for what steps in achieving each Milestone, (3) an indication of where such work will occur, and (4) the projected completion dates for each Milestone.

3.2 As proof of capability, DIGITAL will manufacture one LOT of each DEVICE using the process described in Exhibit B at a fee of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on an expedited hot lot basis after AMD provides DIGITAL with the TECHNOLOGY PACKAGE. The LOT will be considered a noncommercial PROTOTYPE order.

      3.2.1 AMD will inspect and test PROTOTYPES in accordance with a test program as part of the development process outlined in Exhibit B. AMD will provide DIGITAL with the results of such inspection and testing in writing, accepting or rejecting the PROTOTYPES within thirty (30) days after receipt of the PROTOTYPES by AMD. This PROTOTYPE development process will be repeated until AMD provides DIGITAL with approval of the PROTOTYPE or terminates development of the DEVICE corresponding to the PROTOTYPE because the parties determine that the DEVICE cannot be effectively produced on fabrication process.

3.3 DIGITAL shall modify DIGITAL's semiconductor fabrication process as necessary to enable DIGITAL to fabricate DEVICES, which meet the AMD specifications for such DEVICES.

3.4 DIGITAL shall provide specific design engineering services to incorporate [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] . AMD shall pay DIGITAL [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] within thirty
(30) days of completion [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and delivery of a copy of the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to AMD.

      3.4.1 DIGITAL acknowledges that as between DIGITAL and AMD, AMD owns and shall retain all right, title and interest in and to all INTELLECTUAL PROPERTY RIGHTS in and to the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon which DIGITAL will incorporate [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] .

      3.4.2 AMD acknowledges that as between DIGITAL and AMD, DIGITAL owns and shall retain all right, title and interest in and to all INTELLECTUAL PROPERTY RIGHTS in and to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.5 AMD will provide to DIGITAL such test programs and patterns, as shall be agreed upon by the parties are needed by DIGITAL to produce DEVICES, and as shall be listed in Exhibit B as part of the TECHNOLOGY PACKAGE.

3.6 While an employee of one party is on the premises of the other party in order to perform its obligations under this Agreement, such employee shall obey all reasonable personnel, safety and security policies and procedures of the other party. Each party hereby indemnifies and holds harmless the other party for any loss, damage or other award, arising from any suit, claim or cause of action resulting from any injury or harm, including loss of life, to such employee of the other party, other than that resulting from the gross negligence or willful or wanton act of any employee, officer, director, agent or other representative of the other party.

SECTION 4 - DEVICE QUALIFICATION

4.1 DIGITAL and AMD will agree upon a qualification plan for each DEVICE to be manufactured pursuant to this Agreement, and incorporated in Exhibit B, clearly specifying which party will be responsible for each part of the qualification plan. Such plan will be shown in Exhibit B and will address both QUALIFIED PROCESS(ES) and PRODUCT QUALIFICATION.

4.2 Qualification tests shall be performed in accordance with the qualification specifications as mutually agreed upon by the parties and as set forth in Exhibit C. AMD will notify DIGITAL in writing of such QUALIFIED PROCESS(ES) and PRODUCT QUALIFICATION or failure of such for each specific DEVICE. In case of failure of qualification, AMD shall notify DIGITAL in writing specifying the reasons for the failure of qualification of the specific DEVICE, and both parties shall faithfully cooperate in order to resolve problems causing the failure of qualification. AMD shall pay for one initial MASK WORKS and any sets required due to changes required by AMD. Any other MASK WORKS will be paid for by DIGITAL.

4.3 Upon acceptance by AMD of a DEVICE PROTOTYPE, DIGITAL shall run, upon request by AMD, a mutually agreed upon number of qualification engineering LOTS using the same reticle set as the accepted PROTOTYPE at a fee of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per LOT. Any qualification engineering LOTS using reticle sets incorporating any design modifications will also be run at a fee of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per LOT.

4.4 Prior to PRODUCT QUALIFICATION, AMD may stop production for any or all AMD DEVICES by providing written notice to DIGITAL. DIGITAL will stop production following completion of the process steps at which the appropriate WAFERS reside at the time of written notification. As long as the production is stopped at AMD's request, through no fault of DIGITAL, AMD will pay DIGITAL for all such WAFERS started prior to DIGITAL receiving the written notice. Prices for such work in progress (WIP) WAFERS will be prorated based on the stage of production, but in no event shall the price exceed the completed price as stated in the Section covering price. Upon payment, the WIP WAFERS will be delivered to AMD. The parties will work together to determine the best course of stopping production in accordance with good manufacturing practice to prevent waste.

4.5 As part of the PRODUCT QUALIFICATION, DIGITAL and AMD shall agree upon parametric and process flow specifications prior to the production of DEVICES. DIGITAL will not modify the agreed upon specifications or routine process control steps without the prior written consent of AMD.

4.6 After approval of a PROTOTYPE, but before full qualification of the corresponding DEVICE, AMD may order from DIGITAL PREQUALIFICATION DEVICES, in anticipation of successful qualification of such DEVICE. Such orders shall be effected by a Purchase Order, which denominates the DEVICES being ordered as PREQUALIFICATION DEVICES.

SECTION 5 - PRODUCTION

5.1   DIGITAL will manufacture the DEVICES as WAFERS with tested die.

5.2   Upon successful completion of PRODUCT QUALIFICATION:

      5.2.1 As part of the production ramp up, DIGITAL shall reserve for AMD a QUALIFIED PROCESS production capacity of at least the following DEVICE WAFER outs per week:

          2Q94      3Q94      4Q94       1Q95      After 1Q95
          ----      ----      ----       ----      ----------

          [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      5.2.2 Upon the achievement of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] WAFER outs per week as stated in Section 5.2.1 above, DIGITAL shall reserve for AMD a QUALIFIED PROCESS production capacity so as to be able to provide AMD with at least the following minimum good DEVICE die outs per year:

          5.2.2.1 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] good DEVICE die outs per year using the initial Mask Works; or

          5.2.2.2 The equivalent to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] good DEVICE die outs per year as indicated by a change in the die size and defect density using Mask Works after the initial Mask Works.

      5.2.3 AMD agrees to purchase, at a minimum, a number of WAFERS per week equal to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the manufacturing capacity reserved in
Section 5.2.1 above provided the Acceptance Criteria of Exhibit D are met.

5.3 In the event AMD reduces its purchases to a level below that of Section 5.2.2, DIGITAL may reduce its reservation of manufacturing capacity to a level proportionate to the AMD purchase level. The purchase level shall be evaluated on a monthly basis. If, during any sixty (60) day period AMD does not purchase, on an average, at least [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] WAFERS per week, DIGITAL has the option to terminate this Agreement.

5.4 If die fail to meet parametric specifications, and in AMD's reasonable opinion such failure is deemed material, AMD may request that DIGITAL stop production. If DIGITAL is unable to correct such failures within a reasonable time not to exceed three (3) months, AMD may cancel orders for subsequent DEVICE production. AMD will notify DIGITAL in writing of its intention to cancel such orders for subsequent production and include any substantiating data.

5.5 AMD and DIGITAL will work together to install a mutually agreed upon Wafer Level Reliability (WLR) program. The results of the program will be used to monitor the process, identify problems, and make improvements.

5.6 AMD representatives shall be allowed to visit DIGITAL's manufacturing facility during normal working hours upon reasonable prior notice to DIGITAL. DIGITAL representatives shall be allowed to visit AMD's probe, assembly, and final test facilities upon reasonable prior notice.

5.7 At AMD's request, DIGITAL will allow AMD to perform periodic audits and operational reviews of DIGITAL's manufacturing facility. Such an audit will be subject to supervision by DIGITAL. The audit will encompass at a minimum Quality Systems, Document Control, Performance to Specifications, Statistical Process Control (SPC), Wafer Level Reliability (WLR), Calibration, and preventative maintenance. In no event shall the foregoing include detailed proprietary process recipes.

SECTION 6 - OWNERSHIP AND LICENSES

6.1 DIGITAL acknowledges and agrees that as between the parties AMD owns and shall retain all INTELLECTUAL PROPERTY RIGHTS in the TECHNOLOGY PACKAGE and AMD INFORMATION disclosed to DIGITAL. DIGITAL agrees the information and data contained in the TECHNOLOGY PACKAGE constitutes AMD CONFIDENTIAL INFORMATION to be treated in accordance with Section 12. AMD acknowledges and agrees that as between the parties, DIGITAL owns and shall retain all INTELLECTUAL PROPERTY RIGHTS in DIGITAL INFORMATION disclosed to AMD.

6.2 The physical medium (e.g., reticles, data bases, etc.) upon which reside all MASK WORKS generated by DIGITAL in its performance under this Agreement shall be the property of AMD. However, possession of those physical embodiments of the

MASK WORKS shall not be deemed to give DIGITAL any INTELLECTUAL PROPERTY RIGHTS in any of the contents of the TECHNOLOGY PACKAGE, even though such content may be fixed in such physical embodiments of such MASK WORKS. DIGITAL agrees that such physical embodiments of MASK WORKS created by DIGITAL in performance under this Agreement shall not be disclosed by DIGITAL to any third party, nor used or reproduced by DIGITAL for itself or any third party for any purpose during the TERM of this Agreement or thereafter, except that, pursuant to the licenses granted hereunder, DIGITAL may fabricate semiconductor integrated circuits utilizing such MASK WORKS solely for sale to AMD. Upon request from AMD, after the termination of this Agreement, unless otherwise provided herein, DIGITAL agrees at AMD's request to send to AMD or destroy such MASK WORKS and notify AMD in writing that such destruction has occurred, or, in the case of any backup, archive, or other copy of any electronic form of such MASK WORK, which DIGITAL is unable to send to AMD or destroy, without destruction of other data or information contained on the media containing such archive, backup, or other copy, DIGITAL agrees that it will not access or otherwise use such electronic form to produce physical MASK WORKS (e.g., reticles).

6.3 AMD hereby grants to DIGITAL an exclusive, worldwide, personal, irrevocable, nontransferable, fully paid-up, royalty free right and license, without the right to grant sublicenses to third parties, under all of AMD's rights to MASK WORKS, created by AMD or DIGITAL, to utilize any such MASK WORKS solely for the fabrication of DEVICES by DIGITAL solely for sale to AMD.

6.4 AMD hereby grants to DIGITAL a non-exclusive, worldwide, personal, irrevocable, nontransferable, fully paid-up, royalty free right and license, without the right to grant sublicenses to third parties, under all of AMD's INTELLECTUAL PROPERTY RIGHTS embodied in the TECHNOLOGY PACKAGE, solely for the purposes of making and selling DEVICES to AMD.

6.5 DIGITAL hereby grants to AMD a non-exclusive, worldwide, personal, irrevocable, nontransferable, fully paid-up, royalty free right and license, without the right to grant sublicenses to third parties under all of DIGITAL's INTELLECTUAL PROPERTY RIGHTS in QUALIFIED PROCESS(es) solely for the purposes of using and selling DEVICES manufactured by DIGITAL.

6.6 DIGITAL grants to AMD a nonexclusive, worldwide, personal, irrevocable, nontransferable, right and license, without the right to grant sublicenses to third parties, under all of DIGITAL's INTELLECTUAL PROPERTY RIGHTS in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] , to make, have made, use, sell or otherwise dispose of AMD products which incorporate [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] . AMD products include, without limitation, those products sold under the AMD name for which AMD is licensed to make, have made, use, sell, or otherwise dispose of. This license shall be considered to be fully paid-up if this Agreement is not terminated prior to its initial term. If the Agreement is terminated prior to its initial term and AMD continues to use DIGITAL's INTELLECTUAL PROPERTY RIGHTS in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION] , the royalty for the license granted in this Section 6.6 shall be fully paid-up upon payment by AMD of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] , which shall become due and payable upon termination.

SECTION 7 - MASK WORKS RIGHTS

7.1 DIGITAL agrees that AMD is the owner of all MASK WORKS RIGHTS in MASK WORKS created by DIGITAL under this Agreement, including MASK WORKS rights under all SEMICONDUCTOR CHIP PROTECTION LAWS.

7.2 DIGITAL grants to AMD a non-exclusive, worldwide, personal, irrevocable, nontransferable, right and license, without the right to grant sublicenses to third parties, under all of DIGITAL's INTELLECTUAL PROPERTY RIGHTS in improvements or modifications made by DIGITAL to the MASK WORKS, data base tapes, or test tapes to make, have made, use, sell, or otherwise dispose of AMD products.

SECTION 8 - PURCHASE ORDERS AND FORECASTS

8.1 AMD shall issue rolling blanket purchase orders which estimate in detail the total volume of DEVICES required for six (6) months of production. All purchase orders and releases shall reference the DIGITAL assigned part number for the specific DEVICE to be supplied.

      8.1.1 Purchase Orders issued by AMD shall contain a minimum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of demand forecast by DEVICE type and die level part number with firm delivery dates and locations for the first [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], with the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] delivery dates and locations to be submitted on a monthly basis.

8.2 AMD shall submit a twelve (12) month rolling forecast, by month. This forecast shall be non-binding.

8.3 AMD may reschedule orders on a one time basis provided that DIGITAL receives notice of such rescheduling at least [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the originally scheduled date and provided that the rescheduled date is within [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the original shipment date.

8.4 AMD may not cancel any purchase orders for DEVICES or PREQUALIFICATION DEVICES once production has begun by DIGITAL. At any time, AMD may stop production for any or all AMD DEVICES by providing written notice to DIGITAL. DIGITAL will stop production following completion of the process steps at which the appropriate WAFERS reside at the time of written notification. As long as the production is stopped at AMD's request, through no fault of DIGITAL, AMD will pay DIGITAL for all such WAFERS started prior to DIGITAL receiving the written notice. Prices for such work in progress (WIP) WAFERS will be prorated based on the stage of production, but in no event shall the price exceed the completed price as stated in the Section covering price. Upon payment, the WIP WAFERS will be delivered to AMD. The parties will work together to determine the best course of stopping production in accordance with good manufacturing practice to prevent waste.

SECTION 9 - PAYMENT

9.1 AMD will pay DIGITAL in accordance with the formula set forth in Exhibit E no later than thirty (30) days after invoice.

9.2 AMD shall keep reasonable and accurate business records from which it is possible to audit the payments pursuant to Section 9.1 remitted to DIGITAL pursuant to this Agreement. DIGITAL shall have the right, not more than once per twelve (12) month period during the TERM of this Agreement or thereafter following termination of this Agreement, at its own expense, and through a certified public accounting firm chosen by DIGITAL and reasonably acceptable to AMD, to examine such books and records for auditing the payments and fees due and owing under this Agreement. Such auditor shall report only the amount of payments payable for the period of the audit and such records shall be maintained for a period of two (2) years after the period the records record.

9.3 With each payment, AMD shall furnish DIGITAL with a payment report. Such payment report shall be duly certified by an authorized representative of AMD, specifying the total amount of payments due to DIGITAL. It is expressly understood and agreed by the parties that all computations relating to determination of the payments due shall be made in accordance with accounting principles as reflected in the practices of certified independent public accountants of international reputation. Each such report shall contain sufficient detail to verify the accuracy of the payments submitted hereunder. At a minimum, the payment report shall contain the numbers used for each factor in the payment calculation.

      9.3.1     Payment reports shall be submitted to:

                Digital Equipment Corporation
                77 Reed Road
                Hudson, MA  01749
                Attn:     Semiconductor Manufacturing Finance Manager

                Digital Equipment Corporation
                77 Reed Road
                Hudson, MA  01749
                Attn:     Semiconductor Operations Marketing Manager

9.4 All other payments from AMD to DIGITAL are due and payable thirty (30) days from the date of invoice.

SECTION 10 - DELIVERY AND ACCEPTANCE

10.1 Unless otherwise provided herein, title, and liability and risk of loss or damage to the die and/or WAFERS shall pass to AMD upon DIGITAL's tender of delivery F.O.B. DIGITAL's plant of such die and/or WAFERS to a carrier which has been approved by AMD for shipment to AMD and any loss or damage thereafter shall not relieve AMD from any obligation hereunder. Delivery shall be made in installments as agreed by the parties. The date of any receipt issued by the carrier shall be conclusive proof of the date of such shipment or delivery to AMD.

10.2 Default or delay by DIGITAL in shipping or delivering the whole or any part or installment of the die and/or WAFERS under the purchase orders shall not affect any other portion thereof nor shall it affect any other purchase order between AMD and DIGITAL. If any delay in delivery by DIGITAL of an order or portion thereof, exceeds [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], AMD may cancel the corresponding order or portion without liability to AMD.

10.3 Purchase acceptance tests shall be performed by AMD as set forth in Exhibit D. If any die and/or WAFERS are not either accepted or rejected by AMD within [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of receipt of such die and/or WAFERS, then such shipments shall be deemed accepted.

10.4 WAFERS are to be provided to AMD with tested die accompanied by electrical test data and yield sort information. Copies of such information will be retained for one (1) year after the TERM hereof at which time AMD may obtain such information upon request. Shipping materials and methods are to be consistent with AMD's materials and methods.

SECTION 11 - TERM AND TERMINATION

11.1 The TERM of this Agreement shall be two (2) years from the date of its execution by both parties. The TERM hereof may be renewed for one (1) year by the mutual agreement of the parties.

11.2 In the event of any breach of this Agreement by either party hereto, if such breach is not corrected within sixty (60) days after written notice describing such breach, this Agreement may be terminated forthwith by further written notice to that effect from the party noticing the breach.

11.3 Either party hereto shall also have the right to terminate this Agreement forthwith by giving written notice of termination to the other party at any time, upon or after:

      11.3.1 the filing by such other party of a petition in bankruptcy or insolvency; or

      11.3.2 any adjudication that such other party is bankrupt or insolvent; or

      11.3.3 the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

      11.3.4 the appointment of a receiver for all or substantially all of the property of such other party; or

      11.3.5 the making by such other party of any assignment for the benefit of creditors; or

      11.3.6 the institution of any proceedings for the liquidation or winding up of such other party's business or for the termination of its corporate charter; or

      11.3.7 the majority ownership or the controlling entity of the other party is changed.

11.4 Termination shall not rescind any payment which has been made or which has become due and owing prior to the date of such termination, nor shall it relieve any party of any obligation for performance or payment due and owing which has accrued prior to the date of termination, unless a remedy for such non-performance or non-payment is otherwise provided for in this Agreement. The rights and obligations of the parties under Sections 6, 7, 9, 11.4, 12, 13, and 23 shall survive termination for any reason.

11.5 DIGITAL and AMD agree to discuss potential cooperation in design, process, and manufacturing as an addition to this Agreement or another agreement as appropriate.

SECTION 12 - WARRANTY AND INDEMNITY

12.1 DIGITAL warrants any DEVICES delivered hereunder will meet the AMD DEVICE SPECIFICATION and shall be free from defects in material and workmanship, under normal use and service, from the time of shipment to AMD through a period of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If during such warranty period (i) DIGITAL is notified promptly in writing upon discovery of any defect or nonconformance in the DEVICE, including a detailed description of the defect or nonconformance; (ii) samples of such DEVICES are returned to DIGITAL pursuant to a DIGITAL Return Material Authorization (RMA); (iii) DIGITAL's examination of such DEVICES discloses that such DEVICES are defective or nonconforming, and such defects or nonconformance are not caused by accident, abuse, misuse, neglect, improper installation, repair or alteration by someone other than DIGITAL, improper testing or use contrary to any instructions issued by DIGITAL within a reasonable time, DIGITAL shall, at DIGITAL's sole option, either replace or credit AMD for such DEVICES. This warranty extends to AMD only and may be invoked by AMD only for itself or its customers. DIGITAL will not issue RMAs to, or accept warranty returns directly from, customers or users of AMD's products. Prior to the return of any DEVICES by AMD, AMD shall afford DIGITAL the opportunity to inspect such DEVICES at AMD's location.

12.2 In the event of a dispute as to conformance, at DIGITAL's request, AMD shall provide an agreed upon number of Data-Logged samples to DIGITAL.

12.3 The foregoing warranty constitutes DIGITAL's exclusive liability, and the exclusive remedy of AMD, for any breach of warranty of the DEVICES. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED.

12.4 AMD shall indemnify, defend, and hold DIGITAL harmless against all expenses, damages, costs, or other losses to DIGITAL contained in the judgment or settlement of any suit or proceeding brought against DIGITAL for infringement of copyright, patent, trademark or other INTELLECTUAL PROPERTY RIGHTS arising from (i) compliance with AMD's design, specifications, processes or DEVICE related instructions, in designing and/or producing DEVICES or (ii) sale to AMD of such DEVICES. AMD will defend at its own expense, including reasonable attorney's fees, any suit or proceeding brought against DIGITAL alleging any such infringement, provided that DIGITAL (i) gives AMD immediate notice of any such suit or proceeding and permits AMD through counsel of its own choice, reasonably acceptable to DIGITAL, to defend such suit or proceeding and (ii) gives AMD all needed information, assistance and authority, including the right to settle such suit or proceeding on such terms as AMD deems acceptable, at AMD expense, necessary for AMD to defend any such suit or proceeding.

12.5 Except as provided for in Section 12.4, and limited to copyright, patent, trademark or other INTELLECTUAL PROPERTY RIGHTS held or used by DIGITAL in the process of providing foundry services, to AMD under this Agreement, DIGITAL shall indemnify, defend, and hold harmless against all expenses, damages, costs, or other losses to AMD contained in the judgment or settlement of any suit or proceeding brought against AMD for infringement of copyright, patent, trademark or other INTELLECTUAL PROPERTY RIGHTS arising from AMD's purchase, sale, or use of die, WAFERS or DEVICES manufactured by DIGITAL. DIGITAL will defend at its own expense, including reasonable attorney's fees, any suit or proceeding brought against AMD alleging any such infringement, provided that AMD (i) gives DIGITAL immediate notice of any such suit or proceeding and permits DIGITAL through counsel of its own choice, reasonably acceptable to AMD, to defend such suit or proceeding and (ii) gives DIGITAL all needed information, assistance and authority, including the right to settle such suit or proceeding on such terms as DIGITAL deems acceptable, at DIGITAL's expense, necessary for DIGITAL to defend any such suit or proceeding. Additionally, if use of die, WAFERS, or DEVICES is enjoined or ceases in accordance with a settlement of any suit or proceeding, DIGITAL will, at its expense, procure for AMD the right to continue using and selling the previously delivered die, WAFERS, or DEVICES or modify them to become noninfringing, or if the first two options are not reasonably available, to refund the purchase price for such previously delivered die, WAFERS, or DEVICES. This indemnification obligation by DIGITAL shall not apply if the alleged infringement is based upon the combination of the DIGITAL process with AMD design, specifications, processes or DEVICE related instructions where the asserted infringement would not exist but for such AMD design, specifications, processes or DEVICE related instructions.

12.6 In the event of a ruling by any court that AMD does not have the license rights necessary for AMD to have a DEVICE manufactured by DIGITAL for AMD, DIGITAL shall have the option to immediately terminate its manufacture of any DEVICE impacted by such ruling. If a party in good faith believes that an adverse decision in current litigation imposes too great of a business risk to continue this Agreement, such party may terminate this Agreement in its entirety. This option shall apply even if AMD is not enjoined from operating under such disputed license while the matter is on appeal. In the event of a termination under the terms of this Section, AMD shall pay DIGITAL for any DEVICES already ordered by AMD and in the process of production as provided for in Section 8.4.

12.7 AMD warrants to the best of its knowledge that AMD has the right to contract with DIGITAL to have DIGITAL manufacture DEVICES for AMD.

SECTION 13 - CONFIDENTIALITY

13.1 DIGITAL and AMD have developed and will develop certain confidential information, ("INFORMATION" or "CONFIDENTIAL INFORMATION") including, by way of example, described in Exhibit A. Both party's exchange of INFORMATION is for the sole purpose of performance under this Agreement.

13.2 Unless otherwise agreed upon by the parties as to the length of time for maintaining confidentiality as to a particular item of INFORMATION, for a period of seven (7) years from the date of disclosure, Recipient shall maintain in confidence Discloser's INFORMATION, provided that it (a) is clearly marked with Discloser's name and "Confidential", "Proprietary" or the substantial equivalent and the date of disclosure; and (b) if orally disclosed, is summarized in writing or corporeal form and is clearly marked with Discloser's name and "Confidential", "Proprietary" or the substantial equivalent and the date of disclosure and delivered to Recipient within thirty (30) days thereafter. Upon delivery of INFORMATION so marked (or such summary in the case of oral disclosure), Discloser, at its option, may furnish to the receiving party an acknowledgment of receipt of such INFORMATION (or such summary) which contains the identity, media, and disclosure date of each separate tangible item of such INFORMATION (or such summary) and a place for Recipient's signature acknowledging such receipt. Recipient shall, within ten (10) working days of receipt of such acknowledgment, either sign the acknowledgment and return it to Discloser, or indicate in writing that the acknowledgment cannot be so signed and returned due to the inaccuracy of the identification of each or any of such items of INFORMATION (or such summary). In the event that Discloser discloses INFORMATION which is agreed by the parties to be subject to a requirement of confidentiality for more than seven (7) years, it shall be Discloser's responsibility to include in the above noted marking, the period of time
different from seven (7) years.    The date of disclosure shall be deemed to be
no earlier than the date of the execution of this Agreement, or, the date of the creation of the corporeal form of the INFORMATION, if clearly shown on the face of such corporeal form or any physical or electronic image generated from such corporeal form of the INFORMATION. During the confidentiality period of INFORMATION disclosed by Discloser, Recipient agrees that Recipient may disclose such INFORMATION only to Recipient's employees having a need to know such INFORMATION for performance of this Agreement, that Recipient shall use the same degree of care to avoid disclosure of INFORMATION as it employs with respect to its own confidential/proprietary information, using at least a reasonable standard of care, and that Recipient shall notify its employees who receive such INFORMATION of the obligations hereunder.

13.3 Discloser shall prevent Recipient from being exposed to third party confidential information which is in Discloser's possession.

13.4 Recipient shall have no obligation as to Discloser's INFORMATION that (a) is known to Recipient at the time of disclosure; or (b) is independently developed by Recipient, provided Recipient can show that such development was accomplished by or on behalf of Recipient without the use of or any reference to such INFORMATION; or (c) becomes known to Recipient from another source without confidentiality restriction on subsequent disclosure or use; or (d) is or becomes part of the public domain through no wrongful act of Recipient; or (e) is disclosed with the prior written approval of Discloser; or (f) is disclosed pursuant to any judicial or governmental request, requirement or order; provided that Recipient takes reasonable steps to give Discloser sufficient prior notice in order to contest such request, requirement or order; or (g) is furnished to a third party by Discloser without similar confidentiality restriction on the third party.

13.5 Title to all tangible forms of Discloser's INFORMATION and any copies thereof shall be and remain with Discloser. Recipient shall not copy or reproduce in whole or in part any such INFORMATION without written approval of Discloser, except as is necessary to fulfill the purposes of this Agreement. Upon written request or termination of this Agreement, all such tangible forms of such INFORMATION, with the exception of an archive copy to be used solely for complying with Recipient's obligations hereunder, shall be promptly returned to Discloser or destroyed at Discloser's option.

13.6 Recipient shall not remove any proprietary, copyright, semiconductor chip protection, trade secret, or other legend ("Proprietary Rights Legend") from any form of Discloser's INFORMATION. Recipient, when reasonably possible and at Discloser's expense, will add to such INFORMATION any Proprietary Rights Legend (or modify same) which Discloser deems necessary to protect its INTELLECTUAL PROPERTY RIGHTS and requests in writing to be so added or modified.

13.7 The confidentiality obligations under this Section 13 shall survive termination of this Agreement.

13.8 No rights or obligations other than expressly recited herein are to be implied solely from the transfer and/or receipt of INFORMATION. Nothing except that expressly stated herein shall affect either party's present or prospective rights under any country's patent, copyright or mask works rights laws, or be construed as granting any license under any present or future patent or copyright rights or mask works rights, or application therefor, or preclude marketing an product unless such marketing constitutes unauthorized use and/or disclosure of INFORMATION.

13.9 Consistent with other provisions herein, each party assures that it will not knowingly, without obtaining prior authorization from the U.S. Dept. of Commerce, Office of Export Administration, transmit directly or indirectly the technical data received pursuant hereto or the immediate product (including technical data to Afghanistan, People's Republic of China, or any Country Group Q, S, W, Y, or Z country specified in Supplement No.1 to Part 370 U.S. Dept. of Commerce Export Administration Regulations.

13.10 Each party shall insure, to the extent that it employs any sub-contractor to perform any of its obligations under this Agreement, and in the performance thereof, such sub-contractor needs to have access to the INFORMATION of the other party, that a confidentiality agreement is in place between the one party and the sub-contractor of that one party, which obligates the sub-contractor to protect the INFORMATION of the other party at least to the same degree that the one party is so obligated under this Agreement.

SECTION 14 - FORCE MAJEURE

14.1 Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by fire, drought, earthquake, floods, war, embargo, strike, riot, or other causes beyond the reasonable control of either party, or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay and diligently works to end such delay.

SECTION 15 - PARTIAL INVALIDITY

15.1 If any provision of this Agreement is held to be ineffective, unenforceable or illegal for any reason, such decision shall not affect the validity or enforceability of any or all of the remaining portions hereof, provided that the economic equity of the parties under this Agreement is not substantially affected thereby and provided further that the parties shall negotiate in good faith with respect to alternative or modified provisions which will accomplish the objectives of this Agreement consistent with applicable law.

SECTION 16 - NOTICES

16.1 Except as otherwise expressly provided herein, any notice which may be or is required to be given under this Agreement shall be written or telegraphic, and any written notices shall be sent by telephonic facsimile machine (e.g., FAX) or by registered mail or certified mail, postage prepaid, return receipt requested. Any telephonic facsimile machine notice must be followed within five
(5) working days by an original of the facsimile, and any telegraphic notice must be followed within five (5) working days by written notice. All such notices shall be deemed to have been given when such notice is received. Any notice given hereunder shall be in writing and addressed as follows:

If to DIGITAL:

Digital Equipment Corporation
Semiconductor Operations Group
77 Reed Road
Hudson, MA  01749
Attn:     Semiconductor Operations Group Manager

With a copy to:

Digital Equipment Corporation
Law Department
111 Powdermill Road
Maynard, MA  01754
Attn:     Semiconductor Operations Counsel

If to AMD:

Advanced Micro Devices, Inc.
901 Thompson Place
P.O. Box 3453
Sunnyvale, CA  94088-3453
Attn:     General Counsel

Either party hereto may change its address by a notice given to the other party in the manner set forth above.

SECTION 17 - NON-WAIVER

17.1 No waiver by either party, expressed or implied, of any right or remedy or cause of action resulting from a breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any right or remedy or cause of action for any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or different nature.

SECTION 18 - NON-ASSIGNABILITY/TRANSFERABILITY

Neither this Agreement nor any right, obligation, or interest hereunder is assignable or otherwise transferrable by either party without the prior written consent of the other party.

SECTION 19 - SECTION HEADINGS

19.1 Section headings are for convenience purposes only and shall not affect the interpretation of this Agreement.

SECTION 20 - GOVERNING LAW

20.1 This Agreement, and any Purchase Orders issued hereunder, and the rights and obligations of the parties hereto shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to its law as to conflicts of laws.

SECTION 21 - PUBLICITY

21.1 Neither party will disclose to any third party and/or otherwise publicly announce the existence of or terms and conditions of this Agreement without the prior written consent of the other party. However, the parties will issue a public announcement and a mutually agreed to press release upon execution of this Agreement and contemplate that there will be occasions when public announcements will be mutually agreed to be made by the parties, together or separately, concerning the existence of, aspects of and/or the progress of the parties under this Agreement.

SECTION 22 - ENTIRE AGREEMENT

22.1 The terms and conditions contained herein constitute the entire agreement between the parties and shall supersede all previous communications, either oral or written, between the parties with respect to the foundry relationship for DEVICES, set forth in this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendment, modification, alteration, addition or change in the terms hereof, or addition of new Exhibits, shall be binding on either party unless reduced to writing and duly executed by authorized representatives of all the parties hereto.

SECTION 23 - LIMITATION OF LIABILITY

23.1 In no event will either party be subject to any indirect, special, incidental or consequential damages resulting from its performance or failure to perform under this Agreement, or the furnishing, performance, or use of any goods or services sold pursuant hereto, whether due to a breach of contract, breach of warranty, negligence or otherwise.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by
their duly authorized representatives as of this day    4     of Feb   , 1994.
                                                     --------    ------


DIGITAL EQUIPMENT CORPORATION                       ADVANCED MICRO DEVICES, INC.

/s/ R.E. Caldwell                            /s/ Gene Conner
- - ------------------------                     ----------------------------
Signature                                    Signature

R.E. Caldwell                                Gene Conner
- - ------------------------                     ----------------------------
Printed Name                                 Printed Name

V.P. Semiconductor OPS                       Sr. Vice President
- - ------------------------                     --------------------------------
Title                                        Title

2/4/94                                       Feb. 4, 1994
- - ------------------------                     -----------------
Date                                         Date

                                   EXHIBIT A

                       DEVICES AND DEVICE SPECIFICATIONS


DEVICES
- - -------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


DEVICE SPECIFICATIONS
- - ---------------------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                   EXHIBIT B

              SECTION 1:  DEVICE TRANSFER AND QUALIFICATION PLAN

                     SECTION 2:  DEVICE TECHNOLOGY PACKAGE


SECTION 1:  Device Transfer and Qualification Plan

The Device Transfer and Qualification Plan is defined by the "Macallan Project Plan". The project plan will be updated and tracked by the joint AMD-DIGITAL start-up team.



SECTION 2:  Device Technology Package

As a part of the start-up of AM486 manufacturing at DIGITAL, AMD will transfer to DIGITAL certain information necessary for the manufacturing of the product at DIGITAL. This information is considered proprietary and is to be used exclusively in the manufacture of AM486 product for AMD. AMD will transfer to DIGITAL information to the following:

      --Product design rules

      --Product CD targets

      --Product Database including schematic database and all labels

      --Database fracturing detail

      --Product test patterns

      --Product test programs at source level, and documentation

      --Probe Card specifications

                                   EXHIBIT C

                      QUALIFIED PROCESS(ES) SPECIFICATION
                      PRODUCT QUALIFICATION SPECIFICATION



The process and product qualification requirements are described in the following AMD controlled documents:

      --Fab Process Technology Qualification Specification # 00.021.2 Revision D

      --Product Reliability Qualification Specification # 00.021.4 Revision A

                                   EXHIBIT D

                           WAFER ACCEPTANCE CRITERIA


DIGITAL will be manufacturing sorted die for AMD. The Acceptance Criteria for the die will be based on three criteria. The criteria will be Wafer Electrical Test (WET), Wafer Sort Yield, and Die Visual Quality.

A.    WET criteria will be based on the measurements of DIGITAL test structures
      ---
prior to wafer sort. All test structures will reside on nine sites per wafer. The test structure minimum, maximum, and target will be defined and agreed upon by the parties and be incorporated by reference in this Exhibit

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the wafers will be tested at WET. If a test is outside of the minimum - maximum range, that will constitute a failure at that site. If there are greater than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] failures on a wafer for the same test, the wafer will be considered as failing the WET criteria. If the wafer is outside the WET range due to engineering tests, it will be accepted; if it is outside the range due to processing issues, then it will be a candidate for scrap. The final decision on scrap will be made by the joint AMD-DIGITAL disposition review process.

B.    The Wafer Sort Criteria will initially be set such that any wafers with a
      -----------------------
yield of less than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and any lots with an average yield of less than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (for the lot size of those wafers entering sort--accounting for fab yield and WET rejection) will be scrapped. (Changes in die size can trigger a review of these initial scrap limits if requested by DIGITAL). Recognizing that product reliability is heavily dependent on defect levels, these scrap limits will be reviewed by AMD and DIGITAL on a semi-annual basis and adjusted upward as yield improves. New limits should be set based on
                   ------
yield data from the latest six (6) months of production.

      The lot-scrap limit should be set at the greater of the following (Use the distribution of lot-yield averages for items (2) and (3)):

           (1)  the present lot-scrap limit,
           (2) [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] -standard deviations less than the mean, or

           (3) the lower [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] point of the distribution (point where [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of all lots pass).

      The wafer-scrap limit should be set at the greater of the following (Use the distribution of wafer yields for items (2) and (3) after removing scrapped
                                                       -----
lots from the distribution):

           (1)  The present wafer-scrap limit,
           (2) [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]-standard deviations less than the mean (excluding lot scraps, or
           (3) the lower [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] point of the distribution (excluding lot scraps), (point where [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of all wafers pass).

      DIGITAL has the option to request a material review for disposition with AMD of any scrap material.

C.    Die Visual criteria will be based on AMD Product Assurance Outgoing
      ----------
Inspection specification #306-005, or as modified by mutual agreement of the parties. DIGITAL has the option on any questionable material, that does not meet the inspection criteria, to request a joint disposition review by AMD and DIGITAL.

                                   EXHIBIT E

                              PAYMENT CALCULATION


As per Section 9.1, AMD will pay DIGITAL for DEVICES according to the following formula:

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                   EXHIBIT F

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                       26